Exhibit 10.3

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Scope of Work #1

This Scope of Work (this “Scope of Work” or “SOW”) is incorporated into the Master Services Agreement dated July 20, 2017 by and between ArQule and ARUP (for the purposes of this Scope of Work, the “Agreement”). This Scope of Work describes Services and Deliverables to be performed and provided by ARUP pursuant to the Agreement. In the event of any conflict between the Agreement and any provision of this Scope of Work, the Agreement will control unless the Parties’ intent to alter the terms of the Agreement is expressly set forth in such provision, and such alteration shall only apply to this Scope of Work and shall not be construed as an amendment to the terms of the Agreement or to any other Scope of Work. All capitalized terms used and not expressly defined in this Scope of Work will have the meanings given to them in the Agreement.

Overview

The goal of this Scope of Work is to develop and validate a FGFR2 FISH assay to be used as an IOU patient selection diagnostic for the ARQ 087 compound in connection with a registrational Phase 3 trial in intrahepatic cholangiocarcinoma (the “Phase 3 Trial”) and to further validate and seek FDA approval for such assay as a Companion Diagnostic under the FDA’s Humanitarian Device Exemption (HDE) for commercialization in accordance with such regulations. The end point for the existing trial is overall response rate. The parties acknowledge that ArQule may decide to pursue a trial endpoint of progression free survival. In such case, ArQule agrees to keep ARUP apprised of its decision making, and the details of the new trial and protocol for the study will be shared with ARUP if and when made. For purposes hereof, either trial shall be known as the Phase 3 Trial. Testing to support the Phase 3 Trial is outside the scope of this SOW and will be included in a subsequent Scope of Work. For purposes of this Scope of Work #1, any reference herein to the FGFR2 FISH assay shall mean the ARUP IUO or ARUP Companion Diagnostic, as applicable.

Approach

1.	ARUP will conduct its existing design control program, termed the “Product Development Program” or “PDP”, to develop and validate the FGFR2 FISH assay in accordance with the FDA Quality System Regulations, 21 CFR part 820.

2.	ARUP will prepare a modular application for the FGFR2 FISH assay as a companion diagnostic for the ArQule compound ARQ 087 and will use Commercially Reasonable Efforts to obtain regulatory approval for the FGFR2 FISH assay under the FDA’s Humanitarian Device Exemption (“HDE”) Program. In the event that the FDA does not grant a Humanitarian Use Device (“HUD”) designation or permit the transfer of such HUD designation to ARUP to enable ARUP to offer the companion diagnostic the Parties shall, at ArQule’s request, amend this SOW to pursue a PMA for such companion diagnostic and ArQule will be responsible for the incremental costs and expenses related to the additional work performed by ARUP in connection therewith and in connection with the preparation and filing of any required regulatory applications, which costs and expenses will in all cases be reasonable and consistent with the billing practices and procedures used by ARUP under this Agreement. ArQule and ARUP contemplate entering into the *** Supply Agreement with the Supplier substantially contemporaneous with this SOW on terms mutually acceptable to ArQule, ARUP and the Supplier, pursuant to which the Supplier will agree to provide support to ARUP as an *** and supply ARUP with certain quantities of the Supplier *** and ArQule will agree to be responsible for all costs associated with supply of the Supplier *** to ARUP.

A-1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

3.	ARUP will develop, validate, and maintain the HDE assay in accordance with the FDA Quality System Regulations for Medical Devices and the HDE requirements.

4.	ARUP will submit a request for, and use commercially reasonable efforts to obtain, HUD designation from the FDA for the assay being verified and validated by ARUP under the PDP design control program. Once the HUD designation has been granted to ARUP, ARUP will remain solely responsible for all interactions with the FDA’s Center for Devices and Radiological Health (CDRH) regarding the assay, including but not limited to interactions such as scheduling all meetings with the CDRH, preparing and submitting meeting minutes, validation plans, the HDE application and amendments, and annual reports. ArQule will not contact CDRH about the test without providing ARUP with prior written notification and the opportunity to participate. Notwithstanding the foregoing ARUP may request that ArQule participate in any or all interactions with the FDA regarding the FGFR2 FISH assay.

5.	ARUP will notify ArQule in advance of all material meetings relating to the test, whether in person or by telephone or videoconference, and all other material communications, scheduled with regulatory agencies. ArQule shall be entitled to attend and participate in such meetings with regulatory agencies, in person or by means of telecommunication. ArQule’s participation may, for example, include providing regulatory authorities with the pharmaceutical development perspective, including the therapeutic and diagnostic issues related to drug clinical trials and patient specimens and clinical report forms collected in support of the application submission, as well as information on the relationship between the use of the companion diagnostic and its relevance to ARQ 087 and the treatment of patients; provided, however, that the Parties shall jointly agree on this support prior to communication to or with regulatory authorities. Prior to ARUP’s submission of any filing to a regulatory authority, the Parties shall jointly review and approve such a filing. ARUP will create meeting minutes from FDA interactions and provide such to ArQule along with any FDA acknowledgements (e.g. receipt of modules).

6.	Upon FDA approval of the FGFR2 FISH assay, ARUP will perform the assay in accordance with FDA regulations and make such assay publicly available for as long as requested by ArQule, provided that ArQule continues to make the annual Maintenance Payments under the Agreement. In the event that ARUP is no longer capable of performing the FDA-approved FGFR2 FISH assay for some unforeseen reason not within ARUP’s reasonable control such as the termination of the *** Supply Agreement with the Supplier for supply of the *** and other than as a result of the breach of this Agreement by ARUP, ARUP will, at ArQule’s request and expense, use commercially reasonable efforts to enable another United States laboratory to offer the assay, or acceptable substitute companion diagnostic for the ArQule compound ARQ 087, including by using commercially reasonable efforts to minimize any risk of interruption of the availability of the assay. Following FDA approval of the FGFR2 FISH assay, ARUP will cooperate with ArQule, at ArQule’s request and expense, and pursuant to terms and conditions set forth in an additional SOW mutually acceptable to the Parties, to enable other laboratories outside the United States to offer the assay, or acceptable substitute companion diagnostic for the ArQule compound ARQ 087.

A-2

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

7.	ARUP shall provide information regarding preanalytical aspects of the FGFR2 FISH assay and pertaining to general laboratory practices, such as specimen collection, transport, storage, preparation and handling for use with the assay. ArQule shall have the right to disseminate broadly to laboratories outside the United States such information as is necessary for such laboratories to practice these general preanalytical methods in a manner consistent with the assay performed in the Phase 3 Clinical Trial. For the avoidance of doubt, the PDP, including all related processes and documents used in the generation of the HDE assay, will remain the sole property of ARUP and may not be sub-licensed by any other laboratories for any use without ARUP’s express written consent.

8.	ARUP will perform Services in furtherance of the goal of this SOW substantially as set forth in the following table:

Services	Description
Project Initiation

Project initiation

•     Contracting

•     On-site quality audit of ARUP (2 days and up to 3 auditors)

•     Project charter

•     Project planning process

•     Establishment of design team and weekly team meetings

•     Commencement of design control activities, including initial design risk assessment activities

•     Establishment of design requirements including, but not limited to: product description, assay functional requirements, assay performance specifications, hardware/software requirements, manufacturing/QC specifications, regulatory requirements, draft Verification Master Plan, draft Validation Master Plan

•     Initiation of purchasing controls for critical components

•     In-sourcing of materials

Humanitarian Use Device (HUD) Request	Preparation of HUD request • Collection of literature to support rare disease (<8,000 in US/year) • Preparation of HUD request and submission to FDA

A-3

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Services	Description
Investigational Device Exemption (IDE)

Investigational Device Exemption activities

Assumption: FGFR2 FISH assay will be significant risk (SR)

•     Preparation of request for pre-IDE meeting to discuss IDE development and validation plan

•     Submission of pre-IDE meeting request to FDA

•     Briefing book preparation

•    FDA pre-IDE meeting and slide preparation

•     Preparation of slide deck, dialog with FDA

•     Fulfillment of IDE requirements including labeling, investigational plan, subject selection criteria, informed consent

•     Review and revision of IDE application

•     Submission of IDE application

•     Preparation of IRB application

•     Payment of IRB fees

ARUP IUO Development & Validation

ARUP IUO Development and Validation

•     Feasibility studies of conducting assay using ARUP standard FISH method

•     Establishment of assay reference range, sensitivity, specificity

•     Verification of ARUP IUO performance (concordance, reproducibility/precision)

•     Transfer of assay to clinical lab including training of operators

•     Preparation of quality plan

•     Preparation of experimental coversheets

•     Preparation of results, summaries

•     Preparation of protocol history table with itemization of protocol changes

•     Quality audits

•     Medical director approvals

•     Executive approvals

A-4

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Services	Description
Design Control

Implementation of Design Control (Phase 1-3)

•     Design control documentation including, but not limited to, project plan, project schedule, component list, design history file, checklists, summaries

•     Supplier assessment and drafting of component specifications under purchasing controls

•     Preliminary hazard analysis and failure mode and effects analysis (FMEA); multiple and iterative

•     Finalization and approval of assay SOP and forms

•     Development of process documents (batch records)

•     End of phase design reviews

•     Preparation of MasterControl organizer

•     Development of Device Master Record

•     Design History File development and audit

•     Laboratory notebook, correspondence, memo and meeting minutes maintenance

HDE Application Preparation

HDE application preparation

•    Modular submission: quality/manufacturing, analytical, clinical, software

•    Required forms and sections including coversheet, indications for use, summary, description of disease and assay, results, summary of safety and probable benefit, product description

•    Development and iterative revision of labeling documents (test request form, physician instructions, product datasheet, website)

•    Literature review and reference collection

•    Development of FDA interaction history

•    Collection of all referenced documents (current versions; estimated 100-150)

•    Electronic and paper copies of modules

•    Document archiving

A-5

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Services	Description
HDE Approval and Post-Approval Activities

HDE approval and post-approval activities

•     IRB application and approval

•     Build of test in ARUP’s laboratory information system (LIS)

•     Validation of test build

•     Addition of test to ARUP’s laboratory test directory

•     Development of test-specific website

•     Registration of test with FDA

•     Physician IRB enrollment instructions

•     Training of Client Services

o     Test ordering information for ARUP non-clients

o     Other test-specific topics included but not limited to IRB enrollment requirements for ordering physicians (HDE requirement), intended use, specimen requirements

•     Maintenance of test under QSR (21 CFR Part 820) and all FDA conditions of approval

•     Complaint handling

•     Medical device reporting

HDE Application Amendments	Estimate of two (2) amendments *Note – this does not include additional experimentation if required by FDA.

Companion Diagnostic (CDx) Development & Validation

Additional assay development & validation activities required for CDx to include but not limited (final determined in conjunction with Sponsor and FDA):

•    To conduct any required bridging studies

•    Sensitivity

•    Specificity

•    Interference

•    Reproducibility (including Intra-Run, Inter-Run)

•    Guard-banding

•    Specimen stability

•    Reagent stability

•    Accuracy

A-6

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Services	Description
Design Control

Design Control (Phase 3-5)

Implementation of design control under ARUP's PDP Program portion of the Quality Management System including:

•     Phase 3 – Design Verification (2nd part)

•     Phase 4 – Design Transfer

•     Phase 5 – Design Validation

Regulatory oversight throughout the assay lifecycle with regards to quality audits, document controls, design controls, design reviews, purchasing controls, software validation, risk management, change controls, process controls and CAPA to maintain compliance with QSR (21 CFR §820.30).

Meeting and Reporting Schedule

1.	ARUP will host teleconferences with ArQule not less than *** per calendar month, with meeting minutes prepared and shared with ArQule.

2.	ARUP will provide written *** reports of the progress of its activities in reasonable detail, including (i) a description of activities for the past quarter, any key accomplishments, milestones, deviations, or delays, including, to the extent applicable, mitigation plans and/or suggestions for further discussion by the Parties respective Point of Contact; and (ii) a summary statement regarding the tracking of the project against the Activities and Milestones described below.

3.	ARUP will host *** meetings or will agree to otherwise meet with ArQule at least ***.

Obligations of ArQule

1.	ArQule will make payments to ARUP as outlined in Exhibit B and as directed in the Agreement.

2.	ArQule will make annual payments to ARUP following the one year anniversary of FDA approval of the assay for as long as ArQule requires ARUP to maintain the FDA-approved assay on its test menu (“Maintenance Payments”).

3.	ArQule will reimburse ARUP for necessary travel expenses related to work performed under this Statement of Work. Any travel expenses for which ARUP seeks reimbursement under this Statement of Work must be pre-approved by ArQule in writing.

4.	ArQule will remain solely responsible for all interactions with the FDA’s Center for Drug Evaluation and Research (CDER). Upon request, ARUP will assist in interactions with the FDA regarding ARQ 087 and the Phase 3 Trial.

A-7

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Intellectual Property

1.	The Parties hereby agree that Article 6 of the Agreement shall control the Parties’ ownership of, and respective rights to, Background Know-How, Background Patents and Inventions under this Scope or Work The following provisions are intended to supplement, and not amend, Article 6 of the Agreement:

For purposes of clarification, ARUP Background Know-How includes but is not limited to the following:

a.	PDP policy, processes, procedures, forms, strategies, best practices and know-how.

b.	Other laboratory, diagnostic or business practices inherent to a national reference laboratory or specific to ARUP.

2.	Academic and Research Use FGFR2 FISH Data

Publications or presentations pertaining to the FGFR2 FISH data will be handled on a case-by-case basis. Each party has a right to review any proposed disclosures of data generated under this SOW pertaining to the FGFR2 FISH assay, including but not limited to publications, presentations or press releases for the purpose of protecting against disclosure of confidential information that would be prejudicial to the rights of the reviewing party. The disclosing party must provide the other party a minimum of *** days to review the proposed disclosure and to provide input, provided that if no feedback is provided within *** days, the proposed publication shall be deemed approved.

Points of Contact:

For ArQule:

ArQule, Inc.

One Wall Street, Burlington, MA 01803

Attention: Ron Savage

Title: Senior Director, Preclinical Development

Tel: 781-994-0300

Email: rsavage@arqule.com

With a copy to Peter S. Lawrence

Email: plawrence@arqule.com

For ARUP:

ARUP Laboratories, Inc.

500 Chipeta Way

Salt Lake City, UT 84108

Attention: Karen A. Heichman, PhD

Director, PharmaDx

Phone: (801) 584-5068

Email: karen.heichman@aruplab.com

A-8

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Exhibit B - Activities, Budget and Payment Schedule

Milestone Fee Basis: Fees payable in accordance with the table immediately below. All milestones to be invoiced upon ArQule’s acceptance of Milestone Achievement. All ARUP invoiced milestones are non-refundable. Timelines in the table below assume a July 1, 2017 start date of the Agreement and are meant to be estimates.

Milestone Payment Schedule
Milestone		Cost
1 7/1/2017	Project Initiation* Evidence of milestone achievement – Execution of Master Services Agreement including SOW #1	$	***

2 9/1/2017	Humanitarian Use Device Exemption (HUD)* Evidence of milestone achievement – Notification from FDA of receipt of HUD request	$	***

3a 8/1/2017	Investigational Device Exemption (IDE)* Evidence of milestone achievement – Submission of request for pre-IDE meeting to CDRH and acknowledgement of delivery	$	***

3b 4/1/2018	IDE application Evidence of milestone achievement – Notification from CDRH of successful IDE application	$	***

Subtotal of Initiation Activities		$	***

4a 8/1/2017	ARUP IUO Analytical Development and Validation* First 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of development and validation plan.	$	***

4b 2/1/2018	ARUP IUO Analytical Development and Validation* Second 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of ARUP IUO validation report.	$	***

5a 7/1/2017	Design Control for ARUP IUO(Phases 1-3)* First 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of design control plans and Project Charter	$	***

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

5b 2/1/2018	Design Control for ARUP IUO (Phases 1-3)* Second 50% of activity Evidence of milestone achievement – completion of ARUP IUO validation	$	***

Subtotal of ARUP IUO Verification and Design Controls		$	***

6a 6/1/2018	HDE Application Preparation* First 50% of activity Payable upon commencement of application preparation.	$	***

6b TBD	HDE Application Preparation* Second 50% of activity Evidence of milestone achievement – evidence of receipt by CDRH	$	***

6c TBD

HDE Application Amendments*

(if required)

Each amendment is $*** with a **% project management fee (estimated that two (2) amendments may be needed)

Evidence of milestone achievement – Acknowledgement of receipt by CDRH

		$	*** **

Subtotal of HDE Application Costs		$	***

7a 2/1/2018	Companion Diagnostic (CDx) Development and Validation* First 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of validation plan	$	***

7b 2/1/2019	Companion Diagnostic (CDx) Development and Validation* Second 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of validation report	$	***

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

8a 2/1/2018	Design Control (Phases 3-5)* First 50% of activity Evidence of milestone achievement – ArQule’s review and acceptance of validation plan	$	***

8b 2/1/2019	Design Control (Phases 3-5)* Second 50% of activity Evidence of milestone achievement – completion of Phase 5 Design Validation summary	$	***

9 3/1/2019	Development of the final CDx test procedure (SOP)*	$	***

10 3/1/2019	Submission Plan Preparation*	$	***

Subtotal of CDx Validation and Design Controls		$	***

11 TBD	Registration of the test with FDA* Evidence of milestone achievement – Acknowledgement of registration receipt by the FDA	$	***

12 TBD	Preparation of IRB (post-approval)* Evidence of milestone achievement – Acknowledgement of submission by the University of Utah IRB	$	***

13 TBD	Development and Maintenance of Website for Test* Evidence of milestone achievement – Release of Test on ARUP’s Test Directory	$	***

Total Milestone Costs (not including optional costs)		$	***

*Costs include a ***% project management fee

**Optional costs not included in subtotal

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Additional Costs

Additional costs are described in the table below and are to be invoiced upon ArQule’s acceptance of evidence of achievement.

Additional Costs
Type	Details		Cost
Travel

Travel to meetings including

•     Pre-submission meetings

•     Travel to ArQule up to *** yearly

•     Travel must be in accordance with ArQule’s Travel Policy

Evidence of achievement – Receipts attached to invoice

TBD

License agreement (if required)	Third-party license agreement if required to practice the FGFR2 FISH assay • Upfront license fee • Royalties • Other fees		TBD

Assay Annual Maintenance Fee

Annual assay maintenance

•     Training of personnel

•     Troubleshooting

•     Instrument service contract

•     Instrument preventive maintenance

•     Proficiency testing (CAP requirement)

•     Annual device report to FDA

•     Reagent procurement, qualification and performance monitoring of critical component suppliers

Evidence of achievement – Acknowledgement of annual device report submission to FDA

		$	***

Term

The term of this Scope of Work will begin on July 20, 2017 and shall terminate on completion of all activities described in this Scope of Work, unless earlier terminated by the Parties in accordance with the Agreement.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

ArQule, Inc.		ARUP Laboratories, Inc.

Signed:	/s/ Peter S. Lawrence	Signed:	/s/ Sherrie L. Perkins

Name:	Peter S. Lawrence	Name:	Sherrie L. Perkins MD PhD

Title:	President and Chief Operating Officer	Title:	SVP Research

Dated:	July 20, 2017	Dated:	July 20, 2017